Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Apollo Commercial Real Estate Finance, Inc. (the “Company”) for the period ended December 31, 2010 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Stuart A. Rothstein, Chief Financial Officer, Treasurer, and Secretary of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: March 11, 2011

By:	/s/ Stuart A. Rothstein
Stuart A. Rothstein
Title: Chief Financial Officer, Treasurer and Secretary